VALIC COMPANY II
Supplement to Prospectus
dated January 2, 2007
In the section titled “Fund Fact Sheets,” with respect to the funds listed below, the Investment Strategy sections are revised to add the following:
Core Bond Fund. The Fund may invest in unseasoned issuers (up to 10% of total assets).
High Yield Bond Fund. The Fund may invest in hybrid instruments (up to 10% of total assets), credit default swaps (up to 10% of net assets) and unseasoned issuers (up to 10% of total assets).
International Small Cap Equity Fund. For purposes of determining whether 80% of the Fund’s net assets are invested in equity and equity-related securities of small cap companies throughout the world, excluding the United States, the Fund has revised its definition of “small cap company” to include companies whose market capitalization, at the time of purchase, does not exceed U.S. $6.0 billion.
Strategic Bond Fund. The Fund may invest in unseasoned issuers (up to 10% of total assets).
With respect to the Fund Fact Sheets of the Core Bond Fund, High Yield Bond Fund and Strategic Bond Fund, add the following risks to the Investment Risk section:
Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.
In the section titled “Glossary,” the following terms are added:
     Hybrid instruments
Hybrid instruments, which include indexed or structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.
     Swap Agreements
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.
Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset, without having to hold the underlying assets.
Date: October 1, 2007